DISCONTINUED OPERATIONS	3 Months Ended
Mar. 31, 2013
Discontinued Operations and Disposal Groups [Abstract]
DISCONTINUED OPERATIONS
DISCONTINUED OPERATIONS

The Company has determined that an individual vessel within a vessel class is not a component (as defined by accounting standards) as the Company does not believe that the operations of an individual vessel can be clearly distinguished. Generally, the Company believes that all of the vessels in a vessel class represent a component as defined for the purpose of discontinued operations and will present the operations of a vessel class as discontinued when all of those vessels either meet the criteria for held for sale or are sold.

In December 2012, the Company agreed to an early termination of the time charter out contracts on the two OBO carriers, Front Viewer and Front Guider. The Company also agreed with Ship Finance to terminate the long term charter parties for these two OBO carriers. The charter party for Front Viewer terminated in December 2012 and the charter party for the Front Guider terminated in March 2013. Following the termination of the lease on the Front Guider, the last of the Company's carriers, the results of the OBO carriers have been recorded as discontinued operations.

The results of Front Guider are recorded as discontinued operations in the three months ended March 31, 2013 and the results of Front Climber, Front Driver, Front Guider, Front Rider and Front Viewer are recored as discontinued operations in the three months ended March 31, 2012. Amounts recorded in respect of discontinued operations in the three months ended March 31, 2013 and the three months ended March 31, 2012 are as follows;

(in thousands of $)	2013	2012
Operating revenues	2,100	18,033
Loss from sale of assets	(847)	—
Net (loss) income	(549)	7,567